                                                                      EXHIBIT 10


                        AMENDMENT TO DEFERRAL AGREEMENT


As authorized by Section 11 of the Deferral Agreement, dated December 28, 1988 (the "Deferral Agreement"), by and between Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), and William D. Ruckelshaus (the "Employee"), the Deferral Agreement is hereby amended to provide that the deferral amounts for calendar years 1989 and 1993 shall be distributed pursuant to the terms of the Deferral Agreement, provided that the Payout Period, as defined in the Deferral Agreement, for such amounts shall end on December 31, 2017.

Dated this 5th day of June, 1996.

                                   BROWNING-FERRIS INDUSTRIES, INC.
                                           (the "Company")


                                By:      /s/ Bruce E. Ranck
                                   -------------------------------------
                                             Bruce E. Ranck
                                   President and Chief Executive Officer




                                      /s/ William D. Ruckelshaus
                                   -------------------------------------
                                          William D. Ruckelshaus
                                            (the "Employee")